EXHIBIT 99.1

GROUPE ACTICALL ANNOUNCES IT HAS AGREED TO ACQUIRE SITEL, ONE OF THE LARGEST AND MOST SUCCESSFUL CUSTOMER RELATIONSHIP MANAGEMENT COMPANIES IN THE WORLD

July 10, 2015 – Paris, France; Nashville, Tennessee, USA – Groupe Acticall, one of the largest Customer Relationship Management companies headquartered in France, has agreed to acquire SITEL Worldwide Corporation, a global customer care provider headquartered in the United States.

Sitel, a market leader in outsourced customer care innovation, brings over 30 years of industry experience, 61,100 employees, customers including some of the best known brands in the world, and advanced technology solutions to Groupe Acticall’s portfolio of companies. Groupe Acticall is highly respected for its business growth and innovation, with over 7,500 employees and over 65 million customer contacts managed annually.
Groupe Acticall’s portfolio includes 5 subsidiaries: consultancy (Extens Consulting), training (Learning CRM), contact centers (Acticall Centres de Contacts), digital agency (The Social Client) and technology solutions (Novagile).
Sitel today maintains global standards of excellence, operating in 108 facilities in 21 countries, supporting client customers located in 62 countries across Europe, North America, South America, Africa and Asia Pacific, managing greater than 2.1 million transactions daily. Sitel is currently majority owned by Onex Corporation. Sitel will continue to operate as an independent brand, owned by Groupe Acticall, upon the closing of the acquisition which is subject to government and regulatory approvals.

Groupe Acticall, founded in 1994, has evolved from a pure contact center outsourcing company to an integrated services group in the customer relationship management sector. Acticall’s primary partner shareholder is Creadev, the entrepreneurial investment arm of the Mulliez family.

“A few months ago, Groupe Acticall entered into a new phase of growth with the support of its controlling shareholder, Creadev,” said Laurent Uberti, CEO of Groupe Acticall. “We are delighted to execute this strategy by partnering with such a high quality business as Sitel. With a leading international footprint, a blue chip customer base, a very talented management team and great technology, Sitel is already a world leader. With the Acticall team and the support of Creadev, we will strive to expand the Sitel business even further.”

Mr. Uberti continued, “Firstly we want to thank the Sitel customer base for its support of the company. We hereby commit, with the existing Sitel management team, to serve this great customer base with passion and professionalism. Secondly, we are proud to welcome Sitel’s employees into the Groupe Acticall family. We have great ambitions for Sitel and the combined Groupe Acticall/Sitel organization and will be proud to accomplish these goals together. Thirdly, we wanted to thank the Sitel management team for their performance over the past few years. We are very grateful that they have agreed to work with us to pursue our strategy and remain committed to Sitel.”

“We are very excited by Acticall’s commitment to Sitel and our industry, as well as our shared vision for the future,” said Bert Quintana, Chairman, CEO and President of Sitel. “By combining Sitel’s 30 years of experience, global platform, and unrivaled client base with Acticall’s long term view, entrepreneurial

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success, and digital vision, with a significantly improved capital structure we are extremely well positioned to continue to lead the industry.”

Mr. Quintana continued, “We thank our world-class team of dedicated associates and many loyal clients for their business and partnership. Finally, we are deeply grateful to Onex for their financial and business support over the years; without their sponsorship Sitel would not be the market leader it is today.”

Mr. Quintana will remain CEO and President of Sitel.

Sitel was represented by financial advisors Goldman Sachs & Co. and Bank of America Merrill Lynch, as well as the law firm Kirkland & Ellis LLP.

Acticall was represented by Lazard Frères & Co. and Cleary Gottlieb Steen & Hamilton LLP.

Acticall is receiving debt financing for the transaction from Société Générale and BNP Paribas.

The merger is subject to the customary closing conditions.

ABOUT ACTICALL - Acticall is an integrated value-added service group covering the full spectrum of Customer Relationship through its 5 subsidiaries: consultancy (Extens Consulting), training (Learning CRM), contact centers (Acticall Centres de Contacts), digital agency (The Social Client) and technology solutions (Novagile). With revenues of $196 million in 2014, the Acticall Group is a leading French outsourcing firm. It has 7,500 employees spread over 20 sites, including 15 in France, 3 in Morocco, 1 in the Ivory Coast and 1 in Brazil. Creadev has held a 55% stake in the Acticall Group since 2009, with the remaining share capital held by the founding managers. Acticall offers its key accounts from both the public and private sector (BNP Paribas, Bouygues Telecom, Orange, Canal +, PMU, EDF, Ministry of Health, Voyages-scnf.com, Leroy Merlin, Gras Savoye...) both inbound and outbound outsourcing solutions for multichannel customer relationship management (voice, emails, post, chat, web...). Structured around innovative, qualitative and industry-oriented solutions, the Group’s strategy is based on three pillars: strong business expertise with a “premium customer” focus, technological support both upstream and downstream of projects, as well as a strong social and qualitative position. Since 2005, Acticall has been doubly certified as an NF Service –“Customer Relationship” (European standard EN 15838) and a holder of the Social Responsibility Label. Acticall has also been a signatory of the United Nations Global Compact since 2012.

For more information, please visit www.groupe-acticall.com/en.

Media Contacts:

Joy Sulitzer
Content & Media Relations Manager
Phone : +33 (0)1 53 56 75 37
Cell phone: +33 (0)6 09 45 27 60
j.sulitzer@acticall.com

Arnaud de Lacoste
COO & Founder
Cell phone: +33 (0)6 07 02 45 07
a.delacoste@acticall.com

EXHIBIT 99.1

ABOUT SITEL

As caring for customers becomes the differentiator that drives consumer spend, Sitel is advancing its position as a world leader in outsourced customer care innovation. With over 30 years of industry experience, Sitel’s 61,100 employees support clients with CRM contact center services that provide predictable and measurable Return on their Customer Investment by building customer loyalty, increasing sales and improving efficiency. Sitel manages client programs on behalf of some of the best known brands in the world, with global solutions that include customer acquisition, customer care, technical support and social media programs. Sitel maintains global standards of excellence, operating in approximately 108 facilities in 21 countries, supporting client customers located in 62 countries across North America, South America, Europe, Africa and Asia Pacific in 40 languages. Sitel is privately held and majority owned by Canadian diversified company, Onex Corporation. For more information, please visit www.sitel.com.

Media Contacts:

Sean Erickson
Chief Marketing and Infrastructure Officer
Sean.erickson@sitel.com
+1 877.95.Sitel

Joe Palladino
MSL Group for Sitel
+1-781-684-0770
sitel@mslgroup.com

Investor Contact:

Neal Miller
neal.miller@sitel.com
+1 877-95-Sitel

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report and Sitel’s other public pronouncements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,”, “intends”, “expects,” “anticipates,”, “estimates”, “predicts”, “believes,” “estimates”, “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” or similar expressions and include Sitel’s expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s current views and assumptions regarding future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Sitel’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results or events to differ from such statements include, but are not limited to:

EXHIBIT 99.1

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement,

•	the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies,

•	the risk that a closing condition to the proposed merger may not be satisfied,

•	the ability of Sitel to retain and hire key personnel and maintain relationship with customers and other business partners pending the consummation of the proposed merger, and

•
other factors described in “Risk Factors” and “Forward-Looking Statements” in Sitel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission on February 18, 2015.

These forward-looking statements speak only as of their dates. Sitel undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

You may obtain copies of all documents filed with the U.S. Securities and Exchange Commission regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov.

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